                                                                    EXHIBIT 10.1

                      SECOND AMENDMENT TO CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), executed to be effective as of July l, 2002, is executed by and among VERITAS DGC INC., a Delaware corporation (the "Domestic Borrower"), VERITAS DGC LIMITED, a company organized under the laws of England and Wales, VERITAS ENERGY SERVICES INC., an Alberta corporation, and VERITAS ENERGY SERVICES PARTNERSHIP, an Alberta general partnership (each a "Foreign Borrower", and collectively the "Foreign Borrowers", and together with the Domestic Borrower, the "Borrowers"), certain Banks party thereto (the "Banks") WELLS FARGO BANK TEXAS, N.A., a national banking association, as agent for itself, each Domestic Issuing Bank and the other Domestic Banks (the "Domestic Agent"), and HSBC BANK CANADA, as agent for itself, each Foreign Issuing Bank and the other Foreign Banks (the "Foreign Agent", and together with the Domestic Agent, the "Agents").

                                    RECITALS:

         A. Borrowers, Agents and the Banks are party to that certain Credit Agreement dated as of July 17, 2001 (as amended, extended, renewed, or restated from time to time, the "Agreement"), pursuant to which the Banks have extended credit to Borrowers in the form of (a) a revolving credit facility to the Domestic Borrower not to exceed $80,000,000 outstanding at any time, with a $30,000,000 sublimit for letters of credit and (b) a revolving credit facility to Foreign Borrowers not to exceed $20,000,000 outstanding at any time, with a $10,000,000 sublimit for letters of credit.

         B. Borrowers, Agents and the Banks desire to amend the Agreement to provide for revisions to certain financial covenants.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows intending to be legally bound:

                                    ARTICLE I

                                   Definitions

         Section 1.1 Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

                                   ARTICLE II

                                    Amendment

         Section 2.1 Amendment to Section 1.1. Effective as of July 1, 2002,
Section 1.1 of the Agreement is hereby amended by entirely amending and restating the definition of "Fixed Charge Coverage Ratio", as follows:

                  "Fixed Charge Coverage Ratio" means as to any Person, at any date (a) EBIT for the Calculation Period (but without deduction for the one time $55,204,000 write-down of certain multi-client surveys taken during the Fiscal Quarter ended July 31, 2002) minus Cash Taxes for the Calculation Period, divided by (b) the sum of (i) Current Maturities as of such date, and (ii) Interest Expense for the Calculation Period.

         Section 2.2 No Default. The Banks hereby agree that, notwithstanding the discrepancy between the date of execution of this Amendment and the effective date hereof, no Default or Event of Default shall be deemed to have occurred on or after July 31, 2002 as a result of the definition of "Fixed Charge Coverage Ratio", as such term was defined prior to the effectiveness of this Amendment.

                                   ARTICLE III

                              Conditions Precedent

         Section 3.1 Conditions to Effectiveness. This Amendment shall not be effective until Domestic Agent shall have received (a) this Amendment, duly executed by the Borrowers and the Required Banks, in form and substance satisfactory to Domestic Agent and Domestic Agent's counsel, and (b) payment of an amendment fee for pro rata distribution to each of the Banks that execute and deliver this Amendment to Domestic Agent prior to 5:00 p.m. Dallas, Texas time, September 26, 2002, which fee shall be in an amount equal to 0.025% of the sum of each such approving Bank's Foreign Revolving Credit Commitment and Domestic Revolving Credit Commitment.

                                   ARTICLE IV

                  Ratifications, Representations and Warranties

         Section 4.1 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and the other Loan Documents and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrowers, Agents and the Banks agree that the Agreement as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with its terms.

         Section 4.2 Representations and Warranties. Borrowers hereby represent and warrant to Agents and Banks that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed or delivered in connection herewith have been authorized by all requisite corporate action on



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the part of Borrowers and will not violate the articles of incorporation, bylaws or other organizational documents of Borrowers, (ii) after giving effect to this Amendment, the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, (iii) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing, and (iv) after giving effect to this Amendment, Borrowers are in full compliance with all covenants and agreements contained in the Agreement as amended hereby.

                                    ARTICLE V

                                  Miscellaneous

         Section 5.1 Survival of Representations and, Warranties. All representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agents or any Bank or any closing shall affect the representations and warranties or the right of Agents or any Bank to rely upon them.

         Section 5.2 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         Section 5.3 APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN HOUSTON, HARRIS COUNTY, TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

         Section 5.4 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Agents, Banks and Borrowers and their respective successors and assigns, except Borrowers may not assign or transfer any of their respective rights or obligations hereunder without the prior written consent of Agents and Banks.

         Section 5.5 Counterparts: Execution Via Facsimile. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. This Amendment may be validly executed and delivered by facsimile or other electronic transmission.





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        Section 5.6 Effect of Waiver. No consent or waiver, express or implied, by Agents or any Bank to or for any breach of or deviation from any covenant, condition or duty by Borrowers shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

         Section 5.7 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         Section 5.8 ENTIRE AGREEMENT. THIS AMENDMENT, THE AGREEMENT AND THE OTHERLOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO RELATING TO THIS AMENDMENT AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

                   [Balance of page intentionally left blank]





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         EXECUTED effective as of the date first written above.

                                        BORROWERS:


                                        VERITAS DGC INC.


                                        By: /s/ Matthew D. Fitzgerald
                                           -------------------------------------
                                        Name:   Matthew D. Fitzgerald
                                             -----------------------------------
                                        Title:  Executive Vice President, Chief
                                              ----------------------------------
                                                Financial Officer & Treasurer
                                              ----------------------------------


                                        VERITAS DGC LIMITED


                                        By: /s/ David B. Robson
                                           -------------------------------------
                                        Name:   David B. Robson
                                             -----------------------------------
                                        Title:  Attorney-in-fact
                                              ----------------------------------



                                        VERITAS ENERGY SERVICES INC


                                        By: /s/ David B. Robson
                                           -------------------------------------
                                        Name:   David B. Robson
                                             -----------------------------------
                                        Title:  President
                                              ----------------------------------



                                        VERITAS ENERGY SERVICES PARTNERSHIP
                                        by its general partner,
                                        Veritas Energy Services Inc.


                                        By: /s/ David B. Robson
                                           -------------------------------------
                                        Name:   David B. Robson
                                             -----------------------------------
                                        Title:  President
                                              ----------------------------------




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                                        AGENTS AND BANKS:


                                        WELLS FARGO BANK TEXAS, N.A.,
                                        as Domestic Agent and a Bank


                                        By: /s/ Philip C. Lauinger III
                                           -------------------------------------
                                           Philip C. Lauinger III
                                           Vice President



                                        HSBC BANK CANADA,
                                        as Foreign Agent and a Bank


                                        By: /s/ Garth Evans
                                           -------------------------------------
                                        Name: Garth Evans
                                        Title: AVP and Manager



                                        HSBC BANK PLC,
                                        as U.K. Bank


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------



                                        BANK ONE, NA


                                        By: /s/ Mark L. Wayne
                                           -------------------------------------
                                        Name: Mark L. Wayne
                                        Title: Vice President






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                                        SOUTHWEST BANK OF TEXAS, N.A.


                                        By: /s/ Ross Bartley
                                           -------------------------------------
                                        Name:   Ross Bartley
                                             -----------------------------------
                                        Title:  Banking Officer
                                              ----------------------------------


                                        THE FUJI BANK LIMITED


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                        COMERICA BANK


                                        By: /s/ William S. Rogers
                                           -------------------------------------
                                        Name:   William S. Rogers
                                             -----------------------------------
                                        Title:  Vice President
                                              ----------------------------------


       The undersigned Domestic Guarantors hereby consent and agree to this Amendment and agree that the guaranty agreement respecting the Domestic Obligations and/or the Foreign Obligations, as applicable, to which it is party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of the Domestic Guarantors enforceable against the Domestic Guarantors in accordance with its terms.


                                        VERITAS DGC ASIA PACIFIC LTD.


                                        By: /s/ Matthew D. Fitzgerald
                                           -------------------------------------
                                        Name:   Matthew D. Fitzgerald
                                             -----------------------------------
                                        Title:  Executive Vice President, Chief
                                              ----------------------------------
                                                Financial Officer & Treasurer
                                              ----------------------------------



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                                        VERITAS GEOPHYSICAL CORPORATION


                                        By: /s/ Matthew D. Fitzgerald
                                           -------------------------------------
                                        Name:   Matthew D. Fitzgerald
                                             -----------------------------------
                                        Title:  Executive Vice President, Chief
                                              ----------------------------------
                                                Financial Officer & Treasurer
                                              ----------------------------------


                                        VERITAS DGC LAND INC.


                                        By: /s/ Matthew D. Fitzgerald
                                           -------------------------------------
                                        Name:   Matthew D. Fitzgerald
                                             -----------------------------------
                                        Title:  Executive Vice President, Chief
                                              ----------------------------------
                                                Financial Officer & Treasurer
                                              ----------------------------------


                                        VIKING MARITIME INC.


                                        By: /s/ Matthew D. Fitzgerald
                                           -------------------------------------
                                        Name:   Matthew D. Fitzgerald
                                             -----------------------------------
                                        Title:  Executive Vice President, Chief
                                              ----------------------------------
                                                Financial Officer & Treasurer
                                              ----------------------------------


                                        EUROSEIS, INC.


                                        By: /s/ Matthew D. Fitzgerald
                                           -------------------------------------
                                        Name:   Matthew D. Fitzgerald
                                             -----------------------------------
                                        Title:  Executive Vice President, Chief
                                              ----------------------------------
                                                Financial Officer & Treasurer
                                              ----------------------------------




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